Exhibit 99.2

1Q16 Financial Results Conference Call & Webcast May 3, 2016

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, financing plans, and the projected cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials and the expected timing of the EMA’s final decision with respect to regulatory approval of migalastat in the European Union, actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the EMA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing our product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; and the potential that we will need additional funding to complete all of our studies. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2015. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. 2 Introduction

Key Drivers of Value Introduction 3 3 Novel Product Candidates Each with $500M to $1B+ Market Potential Migalastat Personalized Medicine (Small Molecule) Positive CHMP Opinion (April 1, 2016) EC Adoption and EU Launch* FDA meeting expected mid-year 2016 Phase 3 Novel Topical Treatment (SD-101) U.S. Breakthrough Therapy Designation Rolling NDA Phase 3 Data Expected in 2H16 Novel ERT + Chaperone Treatment Paradigm Biologics Manufacturing Clinical Study Initiated with Interim Data Anticipated in 2016 R&D Engine and Continued Business Development Activity Pompe Epidermolysis Bullosa (EB) Fabry *Pending Approval

Amicus 2016 – Continuing the Momentum 4 Introduction CHMP opinion for migalastat for Fabry FDA regulatory clarity for migalastat EB Phase 3 data Pompe clinical data 2016 Anticipated Milestones Chaperone Technology for LSDs Small molecules U.S. rights to migalastat Callidus acquisition Biologics Global rights to migalastat Positive Phase 3 data for migalastat Biologics scale-up International HQ MAA Submission Scioderm acquisition Pompe ERT in clinic Significant Milestones in 2016 2012 2013 2014 2015

Migalastat Personalized Medicine for Fabry Disease

Positive CHMP Opinion Recommending Broad Label for Migalastat Migalastat: Potential Personalized Medicine for Fabry Disease 6 Migalastat Indicated for Long-Term Treatment of Adults and Adolescents Aged > 16 years with a Confirmed Diagnosis of Fabry Disease and Who have an Amenable Mutation The evaluation of EMA’s Committee for Medicinal Products for Human Use (CHMP) was based on the results of two phase III clinical trials in about 110 patients with Fabry disease who had a genetic mutation which responds to migalastat. Galafold demonstrated its efficacy compared to placebo (a dummy treatment) and to ERT in a long-term comparative study. - EMA Press Release

Launch Preparation Activities 7 Migalastat: Potential Personalized Medicine for Fabry Disease Experienced commercial leadership team with established international operations International distribution system Medical education and patient advocacy ongoing on behalf of Fabry patients Global value dossier complete and local submissions initiated Amicus is Prepared for 2016 Launch Patient and physician mapping

Fabry Market Today Migalastat: Potential Personalized Medicine for Fabry Disease 8 Amicus is Prioritizing EU, Japan, US and Other Large Fabry Markets for Initial Launch $1.2B in FY15 ERT Sales1 1. Company filings and Amicus estimates 5k-10k Diagnosed WW (40-50% of Diagnosed Patients Not on ERT Today) Market Continues to Grow > 10% / Year U.S. 27% EU 34% ROW 26% 40-50% of Diagnosed Patients Not on ERT Today Market Continues to Grow > 10% / Year ERT Infused Once Every 2 Weeks First new product in > 10 years First oral therapy First targeted therapy for amenable patients (30%-50% of population) Japan 13%

Global Regulatory Strategy Migalastat: Potential Personalized Medicine for Fabry Disease 9 FDA Meeting Anticipated in mid-2016 Positive CHMP Opinion (April 1, 2016) Expanded Access Program (EAP) Underway in International Territories EU Approval Lays the Foundation to Address ~70% of Global Fabry Market Regulatory Submission Process Initiated in Other Key Geographies

Japan Market Overview Migalastat: Potential Personalized Medicine for Fabry Disease 10 Amicus is Actively Pursuing a Regulatory Pathway in Japan MARKET OVERVIEW ~650 patients treated No ERT home infusion currently available Physicians tend to initiate treatment early CLINICAL/REGULATORY STATUS Phase 1 PK study completed Multiple sites and patients participated in Phase 3 Study 012 Orphan drug designation Regulatory discussions initiated with PMDA

Significant Underdiagnosis of Fabry Disease Migalastat: Potential Personalized Medicine for Fabry Disease 11 Larger Number of Patients Identified Through Newborn Screening Suggest Fabry Could be One of the More Prevalent Human Genetic Diseases Index Patient (3-5:1 Index) Burton, LDN WORLD Symposium, 2012 Feb. Mechtler et al., The Lancet, 2011 Dec. Hwu et al., Hum Mutation, 2009 Jun Spada et al., Am J Human Genet., 2006 Jul Majority of Newly Diagnosed Patients Have Amenable Mutations Newborn Screening Study # Newborns Screened # Confirmed Fabry Mutations % Amenable Burton, 2012, US 8,012 7 [1: ~1100] TBD Mechtler, 2011, Austria 34,736 9 [1: ~3,800] 100% Hwu, 2009, Taiwan 171,977 75 [1: ~2300] 75% Spada, 2006, Italy 37,104 12 [1: ~3100] 86% Historic published incidence 1:40,000 to 1:60,000

Amicus Proprietary Fabry ERT Target Fabry ERT product profile: Improved drug targeting Co-formulation with chaperone Amicus Proprietary Fabry ERT 12 Building on Biologics Capabilities and CHART Platform to Develop Differentiated Novel ERT Development status: Cell line transferred to manufacturer Preclinical data update in 2H16

Fabry Franchise Strategy Fabry Franchise 13 Amicus Therapeutics is Committed to Delivering the Highest Quality Therapies and Future Innovation to Find a Cure for ALL Fabry Patients ERTs ERTs Migalastat Amicus ERT (ERT+Chaperone) Migalastat Future Innovative Therapies Yesterday Today Tomorrow

ATB200 Novel ERT for Pompe Disease A Proprietary, Clinical-Stage Biologics Program

Novel ERT for Pompe Disease – ATB200 + Chaperone 15

Pompe ERT - 3 Challenges

Amicus Technology Platforms with Potential to Address Challenges with Existing Pompe ERT

Challenge			Platform
Activity/ Stability	Rapid denaturation of ERT in pH of blood[1]	Protein Aggregation	CHART – Chaperone-Advanced Replacement Therapy
Tolerability / Immunogenicity	Infusion-associated reactions in >50% of late-onset patients[3]	Antibody titers shown to affect treatment outcomes[4,5]	CHART – Chaperone-Advanced Replacement Therapy
Uptake/ Targeting	Low M6P receptor uptake into skeletal muscle[2]	Vast majority of rhGAA not delivered to lysosomes[2]	Uniquely Engineered rhGAA Optimized M6P & Carbohydrates


P
P

Uniquely Engineered rhGAA Optimized M6P & Carbohydrates

1Khanna et al., PLoS ONE, 2012; 2Zhu et al., Amer. Soc. Gene Therapy, 2009 June; 3Banati et al., Muscle Nerve, 2011 Dec.; 4Banugaria et al., Gen. Med., 2011 Aug.; 5de Vries et al., Mol Genet Metab., 2010 Dec.

Amicus Therapeutics

Biologics Manufacturing Capabilities Novel ERT for Pompe Disease – ATB200 + Chaperone 16 Optimized Glycosylation and Key Quality Attributes Maintained Through Scale Up rhGAA lacks M6P; cannot be targeted to lysosomes rhGAA contains M6P; targeted to lysosomes Lyophilized Vial of ATB200 GAA Activity (nmol/mL/hr) GAA Activity (nmol/mL/hr) GAA Activity (nmol/mL/hr) M6P [mM] M6P [mM] M6P [mM] CI-MPR Receptor Chromatography GAA Activity M6P Bench Scale 5L Scale 250L Scale Proof of Concept Studies 0 20 40 60 80 0 1 2 3 4 5 8% 92% G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] 0 15 30 45 60 0 1 2 3 4 5 5L Bioreactor Run G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] GAA Activity M6P (mM) 11% 89% 0 20 40 60 80 0 1 2 3 4 5 Engineering Run 2 G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] 9% 91%

Pompe Program Update Novel ERT for Pompe Disease – ATB200 + Chaperone 17 Progress Continues in Phase 1/2 Pompe ATB200/AT2221 Co-Administration Study (ATB200-02) PHASE 1/2 STUDY STATUS Multiple Sites Opened Actively Dosing Patients Enrollment Ongoing Interim Data Expected 2H16

SD-101 for Epidermolysis Bullosa (EB) Poised to deliver pivotal data for a devastating rare disease in 2016

PHASE 3 STUDY STATUS >50% of target enrollment achieved 100% conversion to extension study (SD-006) Top-line Phase 3 data anticipated in 2H16 EB Program Update SD-101 for EB 19 Enrollment Continues at 16 Sites Globally with Top-Line Data Anticipated 2H16

Financial Summary Strong Balance Sheet to Invest in Rare Disease Pipeline

Strong Balance Sheet Financial Summary 21 Financial Position March 31, 2016 Current Cash: $165.9M Current Debt $50.0M FY16 Net Cash Spend Guidance: $135-$155M Cash Runway Mid-2017 Total Net Proceeds from ATM as of April 29 $16.2M Capitalization Shares Outstanding 125,221,637 Cash Position Provides Runway Under Current Operating Plan into mid-2017 Strong Balance Sheet Provides Cash Runway into Mid-2017

1Q16 Select Financial Results Financial Summary 22 ($000s) March 31, 2016 March 31, 2015 R&D Expense 23,425 16,113 G&A Expense 15,701 6,427 Net Loss (43,691) (24,288) Net Loss Per Share (0.35) (0.25)

Amicus Vision Introduction 23 Amicus Therapeutics is a global biotechnology company at the forefront of developing advanced therapies to treat a range of devastating rare and orphan diseases Potential First-in-Class / Best-in-Class Meaningful Benefits for Patients Rare & Devastating Diseases

Thank You ©AMICUS THERAPEUTICS. CRANBURY, NJ. MAY 2016